CUSIP NO. 64110P107                    13G                   PAGE 12 OF 12 PAGES


                                                                       EXHIBIT 1
                                    AGREEMENT

        Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of Netegrity, Inc.

         This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: February 12, 1999.                         EDISON VENTURE FUND II, L.P.

                                                  By:  Edison Partners II, L.P.
                                                       its General Partner

                                                  By:  /s/ John H. Martinson
                                                      -----------------------
                                                           John H. Martinson
                                                            General Partner


                                                  EDISON PARTNERS II, L.P.

                                                  By:  /s/ John H. Martinson
                                                     ------------------------
                                                           John H. Martinson
                                                            General Partner


                                                  /s/  John H. Martinson
                                                  -----------------------
                                                       John H. Martinson


                                                  /s/ Richard J. Defieux
                                                  -----------------------
                                                      Richard J. Defieux


                                                  /s/ Gustav H. Koven, III
                                                  -------------------------
                                                      Gustav H. Koven, III


                                                  /s/ Thomas A. Smith
                                                  -----------------------
                                                      Thomas A. Smith